Segment disclosure	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Segment disclosure	Segment disclosure
ASML has one reportable segment, for the development, production, marketing, sales, upgrading and servicing of advanced semiconductor equipment systems, consisting of lithography, metrology and inspection systems. Its operating results are regularly reviewed by the Chief Operating Decision Maker in order to make decisions about resource allocation and assess performance.
Management reporting includes net system sales figures of new and used systems, sales per technology and sales per end-use. For the sales per technology and end-use, see Note 2 Revenue from contracts with customers.
Net system sales for new and used systems were as follows:

Year ended December 31 (€, in millions)	2019	2020	2021
New systems	8,807.1	10,160.8	13,446.1
Used systems	189.1	155.8	206.7
Net system sales	8,996.2	10,316.6	13,652.8
For geographical reporting, total net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located. Total net sales and long-lived assets (consisting of Property, plant and equipment, net) by geographic region were as follows:

Year ended December 31 (€, in millions)	Total net sales	Long-lived assets
2021
Japan	459.3	5.5
South Korea	6,223.0	61.2
Singapore	126.2	7.3
Taiwan	7,327.9	163.6
China	2,740.8	17.0
Rest of Asia	1.8	0.2
Netherlands	14.2	2,048.1
EMEA	134.6	124.0
United States	1,583.2	555.8
Total	18,611.0	2,982.7

2020
Japan	542.8	8.3
South Korea	4,151.6	34.1
Singapore	84.9	2.1
Taiwan	4,731.3	164.3
China	2,324.4	17.8
Rest of Asia	1.6	0.4
Netherlands	1.6	1,625.2
EMEA	483.3	129.2
United States	1,657.0	488.9
Total	13,978.5	2,470.3

2019
Japan	463.2	6.5
South Korea	2,202.1	24.1
Singapore	120.0	1.6
Taiwan	5,357.0	131.6
China	1,377.7	21.3
Rest of Asia	2.6	0.5
Netherlands	2.6	1,396.0
EMEA	314.6	4.3
United States	1,980.2	413.4
Total	11,820.0	1,999.3
In 2021, 2 customers exceed more than 10% of total net sales, totaling €12,505.4 million, or 67.2%, of total net sales. In 2020 and 2019, 3 customers exceed more than 10% of total net sales, in 2020 totaling €9,946.5 million, or 71.2% (2019: €8,018.1 million, or 67.8%). Our three largest customers (based on total net sales) accounted for €3,855.2 million, or 83.7%, of accounts receivable and finance receivables at December 31, 2021, compared with €2,757.0 million, or 80.1%, at December 31, 2020 and 2,191.8 million, or 77.2%, at December 31, 2019.
The increase in total net sales of €4,632.5 million, or 33.1%, to €18,611.0 million in 2021 from €13,978.5 million in 2020 is driven by the global chip shortage, the acceleration of the digital infrastructure and the push for ‘technological sovereignty’. This resulted in higher sales volumes across each technology. It has also led to growth in our service and field options business, as customers have pulled forward demand for our productivity enhancement packages, which provide the most effective and efficient way to increase wafer output. The Logic sector continued to be strong in 2021, and was the largest consumer of our most advanced EUV systems. Memory demand continued growing in 2021 resulting from strong data center and smartphone demand. Taiwan and South Korea saw the largest geographic sales growth in support of expanding capacity to meet worldwide demand.